AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) dated as of September 19, 2008 is by and among WMS INDUSTRIES INC., a Delaware corporation (the “Borrower”), the other Loan Parties (as defined in the Credit Agreement referred to below) set forth on the signature page hereto, the financial institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the “Lenders”) and JPMORGAN CHASE BANK, N.A., as agent for the Lenders (in such capacity, “Agent”).

RECITALS:

WHEREAS, Borrower, the other Loan Parties, the Agent and the Lenders are parties to a Credit Agreement dated as of May 1, 2006 (as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have agreed to make loans and other extensions of credit to Borrower in accordance with the terms thereof;

WHEREAS, Borrower and the other Loan Parties have requested that Agent and the Lenders make certain amendments to the Credit Agreement all as set forth more fully herein;

WHEREAS, Agent and Lenders are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment; and

WHEREAS, this Amendment shall constitute a Loan Document, these Recitals shall be construed as part of this Amendment and capitalized terms used but not otherwise defined in this Amendment shall have the meanings described to them in the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1    Amendments to Credit Agreement.

(a) Section 6.04(c).  Section 6.04(c) of the Credit Agreement is hereby amended by deleting “$40,000,000” where it appears therein and inserting therefor the amount “$65,000,000.”

(b) Section 6.04(d).  Section 6.04(d) of the Credit Agreement is hereby amended by deleting “$40,000,000” where it appears therein and inserting therefor the amount “$65,000,000.”

(c) Section 6.04(e).  Section 6.04(e) of the Credit Agreement is hereby amended by deleting “$40,000,000” where it appears therein and inserting therefor the amount “$65,000,000.”

SECTION 2    Representations and Warranties.  To induce the Agent and the Lenders to enter into this Amendment, borrower and each Loan Party jointly and severally represent and warrant that:

       (a) No Default.  After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof;

           (b) Representations and Warranties.  As of the date hereof, the representations and warranties of Borrower and each Loan Party contained in the Loan Documents are true, accurate and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date; and

          (c) Organizational Authority.  (i) The execution, delivery and performance by each of Borrower and each other Loan Party to this Amendment, are within such Person’s organizational powers and have been duly authorized by all necessary organizational action on the part of such Person, (ii) this Amendment represents the legal, valid and binding obligation of each of Borrower and each other Loan Party enforceable against such Person in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law and (iii) none of the execution, delivery or performance by Borrower or any other Loan Party of this Amendment (1) violates any applicable law or regulation, or any decree of any governmental body, (2) violates, results in a default under any indenture, material agreement or other material instrument to which such Person is a party or by which such Person or any of its property is bound or gives rise to a right thereunder to require any payment to be made by such Person, (3) results in the creation or imposition of any Lien (other than Permitted Encumbrances) upon any assets or properties of any Loan Party, (4) violates the charter, bylaws or other organizational documents of such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

SECTION 3   Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

          (a) No Default.  After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing as of the date hereof.

          (b) Warranties and Representations.  After giving effect to this Amendment and the transactions contemplated hereby, the warranties and representations of each Loan Party contained in the Loan Documents shall be true and correct in all material respects as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, and all of such representations and warranties (except those relating to an earlier date) are hereby remade by each Loan Party as of the date hereof.

(c) Executed Amendment.  Agent shall have received four (4) original executed copies of this Amendment.

(d) Payment of Fees and Expenses.  Payment by the Borrower of the all accrued and unpaid fees, costs and expenses referred to in Section 5(c) below.

SECTION 4    Reference to and Effect on Loan Documents.

(a) Ratification.  Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect.  Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Credit Agreement or any other Loan Document.  Borrower and each other Loan Party hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.

(b) No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Credit Agreement or any of the other Loan Documents.

(c) References.  Upon the effectiveness of this Amendment each reference in (a) the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (b) any other Loan Document to “the Credit Agreement” or words of similar import shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby.

SECTION 5    Miscellaneous.

(a) Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of the Loan Parties, Agent, the Lenders and their respective successors and assigns.

(b) Entire Agreement.  This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

(c) Fees and Expenses.  In accordance with Section 9.03 of the Credit Agreement, Borrower agrees to pay all fees, costs and expenses, including, but not limited to, reasonable attorneys’ fees and expenses, incurred by the Agent in connection with the preparation, execution and delivery of this Amendment.

(d) Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(e) Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(f) Counterparts.  This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement.  Delivery of an executed counterpart of a signature age to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Loan Parties, the Lenders, and the Agent have executed this Amendment as of the date first above written.

BORROWER:
WMS INDUSTRIES INC. By: /s/ Scott D. Schweinfurth Scott D. Schweinfurth Executive Vice President, Chief Financial Officer and Treasurer
OTHER LOAN PARTIES:
WMS GAMING INC. By: /s/ Scott D. Schweinfurth Scott D. Schweinfurth Executive Vice President, Chief Financial Officer and Treasurer
WILLIAMS ELECTRONICS GAMES, INC. By: /s/ Scott D. Schweinfurth Scott D. Schweinfurth Executive Vice President, Chief Financial Officer and Treasurer
WMS FINANCE INC. By: /s/ Scott D. Schweinfurth Scott D. Schweinfurth Executive Vice President, Chief Financial Officer and Treasurer
WMS INTERNATIONAL HOLDINGS INC. By: /s/ Scott D. Schweinfurth Scott D. Schweinfurth Executive Vice President, Chief Financial Officer and Treasurer
WMS ASIA HOLDINGS INC. By: /s/ Scott D. Schweinfurth Scott D. Schweinfurth Executive Vice President, Chief Financial Officer and Treasurer
JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent By: /s/ Joseph A. Luna Joseph A. Luna Vice President
LASALLE BANK NATIONAL ASSOCIATION By: /s/ Justin Lien Justin Lien Senior Vice President
BANK OF AMERICA, N.A. By: /s/ Justin Lien Justin Lien Senior Vice President